UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2017

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On January 12 and 13, 2017, members of PPL Corporation's ("PPL") senior management will meet with investors and financial analysts at the Evercore ISI Utility Conference in Palm Beach, Florida. During these meetings, PPL expects to reiterate its 2016 forecast of reported earnings of $2.55 to $2.70 per share, reflecting special items recorded through the third quarter of 2016, and 2016 forecast of ongoing earnings of $2.30 to $2.45 per share, as well as its 2017 earnings forecast of $2.05 to $2.25 per share with a midpoint of $2.15 per share and compound annual earnings per share growth rate of 5% to 6% from 2017 to 2020.

The slides to be used during these meetings will be available for 90 days on PPL's Internet Web site: http://pplweb.investorroom.com/events.

As provided in General Instruction B.2 of Form 8-K, the information contained in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall any such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President and Controller

Dated:  January 12, 2017